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                    WARBURG PINCUS INSTITUTIONAL FUND, INC.
                         SMALL COMPANY GROWTH PORTFOLIO

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 27, 1998

  Effective as of the close of The New York Stock Exchange, Inc. on November 7, 1997 ("Closure"), Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio (the "Portfolio") was closed to purchases by certain new investors. The sale of additional Portfolio shares is currently limited to the following investors:

  - persons who were both beneficial and record owners of Portfolio shares at Closure;

  - beneficial owners of Portfolio shares at Closure through accounts maintained by intermediaries (such as brokerage firms and other industry professionals) by arrangement with the Portfolio and/or the Portfolio's distributor;

  - a retirement plan, which was an owner of Portfolio shares at Closure, purchasing Portfolio shares in the ordinary course of its operations for the benefit of new or existing plan participants;

  - clients of the Portfolio's investment adviser (the "Adviser"); and

  - directors, officers and employees of the Adviser and its affiliates.

  Distributions of dividends and capital gains will continue to be reinvested unless a shareholder elects otherwise. The Portfolio may reopen in the future depending on market conditions and other relevant considerations.

Dated: February 27, 1998                                           WPINT-16-0298